Exhibit 4.1

ION GEOPHYSICAL CORPORATION
THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION, OR TO THE TRANSFER AGENT OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT-. . . . . . . . . . . . . . .Custodian . . . . . . . . . . . . . . . . . . . .
		(Cust)	(Minor)
TEN ENT	- as tenants by the entireties	under Uniform Gifts to Minors Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(State)
JT TEN	- as joint tenants with right of survivorship	UNIF TRF MIN ACT. . . . . . . . . . . . . . . . . . . . . .Custodian (until age. . . . . . . ). . . . . . . . . . .
	and not as tenants in common	(Cust)	(Minor)
under Uniform Transfers to Minors Act. . . . . . . . . . . . . . . .
(State)
Additional abbreviations may also be used though not in the above list.

For value received,                                          hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:		20

Signature:

Signature:

	Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.